UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 31, 2014
(Date of earliest event reported)
HERMAN MILLER, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or Other Jurisdiction of incorporation)	001-15141 (Commission File No.)	38-0837640 (IRS Employer Identification no.)

855 East Main Avenue Zeeland, Michigan (Address of Principal Executive Offices)	49464 (Zip Code)
(616) 654-3000
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure
The company has updated its investor presentation and will make it available through the "Investors" section on the company's website at www.hermanmiller.com. This presentation includes references to net sales and operating income goals for the company’s 2015 fiscal year. These goals were originally outlined in June 2012 and have remained unchanged since that time. The company intends to provide an updated set of financial goals at the end of fiscal year 2014.

SIGNATURE
        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 31, 2014	HERMAN MILLER, INC.
(Registrant)
	By:	/s/ Jeffrey M. Stutz Jeffrey M. Stutz
Chief Accounting Officer and Treasurer